Prospectus

August 6, 2013

Turner Emerging Markets Fund

• Institutional Class (TEEEX)

• Investor Class (TFEMX)

Investment Adviser:

Turner Investments, L.P.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

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ABOUT THIS PROSPECTUS

This Prospectus has been arranged into different sections so that you can easily review this important information.

1	Summary Section
1	Turner Emerging Markets Fund
4	Additional Information about Fund Strategies and Risks
5	Investments and Portfolio Management
7	Purchasing, Selling and Exchanging Shares of the Turner Funds
12	Other Policies
14	Dividends, Distributions and Taxes
16	Financial Highlights

To obtain more information about Turner Funds, please refer to the back cover of this Prospectus.

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SUMMARY SECTION

Turner Emerging Markets Fund

Investment Objective

The Turner Emerging Markets Fund (the "Fund") seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Investment Advisory Fees	0.70%	0.70%
Distribution (12b-1) Fees	None	None
Other Expenses	1.20%[1]	1.20%[1]
Shareholder Servicing Fee	None	0.25%
Acquired Fund Fees and Expenses	0.01%[2]	0.01%[2]
Total Annual Fund Operating Expenses	1.91%	2.16%
Fee Waivers and Expense Reimbursements	(0.85)%[3]	(0.85)%[3]
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	1.06%	1.31%

1  "Other Expenses" are based on estimated amounts for the current fiscal year.

2  Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

3  Turner Investments, L.P. ("Turner" or the "Adviser") has contractually agreed to waive fees and reimburse Fund expenses to keep the "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of Institutional Class Shares and Investor Class Shares (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 1.05% and 1.30%, respectively, through January 31, 2015. Only the Board of Trustees of the Turner Funds may terminate the waiver prior to January 31, 2015. Turner may discontinue this arrangement at any time after January 31, 2015. To the extent acquired fund fees and expenses and interest expenses relating to short sales are excluded from the waiver and reimbursement calculation, "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" will be higher.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses will remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Turner Emerging Markets Fund — Institutional Class Shares	$108	$473
Turner Emerging Markets Fund — Investor Class Shares	$133	$549

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SUMMARY SECTION

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, will affect the Fund's performance.

Principal Strategy

The Fund invests primarily (at least 80% of net assets plus any borrowing for investment purposes) in common stocks and other equity securities (depositary receipts, American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, preferred stocks, warrants, rights to acquire common or preferred stocks and securities convertible into or for common stocks) of issuers economically tied to emerging markets. Emerging markets are defined as those markets included in the MSCI Emerging Markets Index. As of March 29, 2013, the index included the following countries: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Fund's investment adviser may also consider as emerging markets those classified by the World Bank, International Finance Corporation or the United Nations as such. In determining if a security is tied to a foreign (non-U.S.) country, the Fund generally looks to the country of incorporation of the issuer. However, the Fund may determine a security is economically tied to a foreign country by looking to an issuer's country of domicile, where the majority of an issuer's revenues are generated or where an issuer's primary exchange is located. As a result, an issuer may be economically tied to more than one country. Investments may be in companies of any size.

The Fund may invest in financial derivative instruments for efficient portfolio management purposes and in order to obtain access to certain restricted emerging markets, such as India, China or Taiwan. The Fund may also invest in financial derivative instruments for performance enhancement. These financial derivative instruments may include warrants, participation notes and equity linked notes. The warrants, participation notes and equity linked notes will generally mirror the performance of the underlying equity security and are liquid, exchange-traded securities.

The Fund's portfolio generally will contain between 60 to 100 securities. The Fund may trade actively in foreign securities, including emerging market securities. Turner will not adhere to strict sector or industry constraints in managing the Fund, which may have a significant exposure to one or more sectors or industries and may have little or no exposure to various other sectors or industries. The sector allocation of the portfolio will reflect what Turner's portfolio management team believes are its best global growth stock ideas, and by purchasing only those securities Turner believes are the best stocks within each sector, Turner seeks to minimize the impact of poorly performing sectors on the overall portfolio. Additionally, while Turner will remain "country aware" when selecting securities for the Fund, there are no specific limits on country or region weightings. Country and regional weightings are a residual of Turner's bottom-up stock selection process, which blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns.

A holding will become a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, or for other reasons.

The Fund may buy and sell securities frequently as part of its investment strategy.

Principal Risks

The Fund is intended for investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.

Equity Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. You could lose all, or a substantial portion, of your investment in the Fund. Common stock investments are subject to the risk that other investments (including preferred stock and debt) will have claims on a company's securities of greater priority.

Capital Gain Risk. The Fund's investments will generate taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

Growth Stock Risk. The Fund is subject to the risk that growth stocks and non-U.S. stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

Foreign Security Risk. The Fund is subject to risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

Emerging Markets Risk. The Fund is subject to risks due to its investments in emerging markets countries. The markets of emerging markets countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

Foreign Currency Risk. The Fund is subject to risks due to its investments in securities denominated in foreign currencies. This is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund's investments and its returns. Because the Fund's net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market

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SUMMARY SECTION

depreciates against the U.S. dollar, even if the market value of the Fund's holdings appreciates.

Capitalization Size Risk. The Fund is subject to the risk that small, medium and large capitalization stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time.

Derivative Risk. The Fund is subject to risks due to investments in derivatives. An investment in derivatives can be more sensitive to changes in interest rates, counterparty risk and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. The Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivatives may make the fund subject to greater volatility than if it invested solely in other types of securities.

Portfolio Turnover Risk. The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in this Summary Section.

Performance Information

Prior to the date of this Prospectus, the Fund had not yet commenced operations and therefore does not have a performance history.

Management

Investment Adviser

Turner Investments, L.P. ("Turner" or the "Adviser") serves as the investment adviser to the Fund.

Portfolio Managers

Donald W. Smith, CFA, Portfolio Manager/Global Equity Analyst and Rick Wetmore, CFA, Portfolio Manager/Global Equity Analyst are the co-lead portfolio managers of the Fund. Mr. Smith joined Turner in 2003. Mr. Wetmore joined Turner in 2002.

Purchase and Sale of Fund Shares

Investors may purchase and redeem fund shares by phone, mail, wire or online, or through the Systematic Investment/Withdrawal Plan, on any day that the New York Stock Exchange ("NYSE") is open for business, between 9:00 A.M. and 4:00 P.M.

By Phone, Wire or through a Systematic Plan: contact a
Turner Funds representative at 1-800-224-6312

By Mail: write to Turner Funds at: P.O. Box 219805, Kansas City, MO 64121-9805

By Internet: www.turnerinvestments.com

Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $250,000 for Institutional Class Shares and $2,500 for Investor Class Shares;

•  The minimum initial investment for the Systematic Investment Plan is $100,000 for Institutional Class Shares and $1,000 for Investor Class Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $100,000 for Institutional Class Shares and $2,000 for Investor Class Shares.

Minimum Subsequent Investments

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares by phone, mail, wire or online; and

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares through the Systematic Investment Plan.

Tax Information

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes as ordinary income or capital gains, except that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

Turner Funds (the "Trust" or "Turner Funds") is a mutual fund family that offers different classes of shares in separate investment portfolios. This Prospectus gives you important information about the Institutional Class Shares and Investor Class Shares of the Turner Emerging Markets Fund that you should know before investing.

TURNER EMERGING MARKETS FUND

Fund Strategy

The Turner Emerging Markets Fund invests primarily (at least 80% of net assets plus any borrowing for investment purposes) in common stocks and other equity securities of issuers economically tied to emerging markets. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Emerging markets are defined as those markets included in the MSCI Emerging Markets Index. As of March 29, 2013, the index included the following countries: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Fund's investment adviser may also consider as emerging markets those classified by the World Bank, International Finance Corporation or the United Nations as such. In determining if a security is tied to a foreign (non-U.S.) country, the Fund generally looks to the country of incorporation of the issuer. However, the Fund may determine a security is economically tied to a foreign country based on an issuer's country of domicile, where the majority of an issuer's revenues are generated or where an issuer's primary exchange is located. As a result, an issuer may be economically tied to more than one country. Investments may be in companies of any size.

The Fund may also invest in financial derivative instruments for efficient portfolio management purposes and in order to obtain access to certain restricted emerging markets, such as India, China or Taiwan. The Fund may also invest in financial derivative instruments for performance enhancement. These financial derivative instruments will include warrants, participation notes and equity linked notes. The warrants, participation notes and equity linked notes will generally mirror the performance of the underlying equity security and are liquid, exchange-traded securities.

Fund Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all, or a substantial portion, of your investment in the Fund. In addition, many of the equity securities purchased by the Fund are common stocks. Common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to risks due to its foreign investments. Foreign stocks involve risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value.

The Fund is subject to risks due to its investments in emerging markets countries. The markets of emerging markets countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

The Fund is subject to risks due to its investments in securities denominated in foreign currencies. This is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund's investments and its returns. Because the Fund's net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund's holdings appreciates.

The Fund is subject to risks due to investments in derivatives. An investment in derivatives can be more sensitive to changes in interest rates, counterparty risk and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. The Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. The Fund's investments in derivatives may make it subject to greater volatility than a fund that invested only in equity securities. Please see the Statement of Additional Information ("SAI") for additional information on derivative techniques used by the Fund and their attendant risks.

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INVESTMENTS AND PORTFOLIO MANAGEMENT

More Information about Fund Investments

In addition to the investments and strategies described in this Prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this Prospectus, are further described in our SAI.

The investments and strategies described throughout this Prospectus are those that the Fund uses under normal conditions. During adverse economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if Turner believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains.

In order to generate additional income, the Fund may lend its securities pursuant to one or more securities lending agreements (each a "Lending Agreement"). Unless otherwise agreed, security loans made pursuant to a Lending Agreement are required at all times to be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies or other liquid securities equal to at least 100% of the market value of the loaned securities. Collateral is marked to market daily. The Fund receives an annual fee for its participation in a Lending Agreement, and cash collateral received may be invested pursuant to terms approved by the Trust's Board of Trustees (the "Board") (including, among other things, into money market funds). All such investments are made at the risk of the Fund and, as such, the Fund is liable for investment losses. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A complete schedule of the Fund's portfolio holdings, current as of month-end, will be available on the Turner Funds' website at www.turnerinvestments.com within 15 business days after the end of each calendar month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission its semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

Investment Adviser

Turner Investments, L.P., an SEC-registered adviser, serves as the investment adviser to the Fund. As the Fund's investment adviser, Turner makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. Turner and the Fund's Chief Compliance Officer also ensure compliance with the Fund's investment policies and guidelines.

As of June 30, 2013, Turner and its subsidiaries had approximately $8.9 billion in assets under management. A discussion regarding the basis for the Board's approval of the investment advisory contract for the Fund will be available in the Fund's first annual/semiannual report.

Prior Performance

Turner has experience in managing other accounts with investment objectives substantially similar to the Emerging Markets Fund (the "Other Accounts"). Included within these accounts is a private investment partnership ("Partnership") that has an investment objective, policies and strategies substantially similar to the Emerging Markets Fund. The table below shows the returns for the Other Accounts (including the Partnership and all other substantially similar accounts of the Other Accounts based on dollar weighted average of net assets) managed by Turner compared with the MSCI Emerging Markets Index for the periods shown. The performance history has been calculated in accordance with Global Investment Professional Standards and has been adjusted to show the performance net of all Emerging Markets Fund fees and expenses. Such performance reflects the reinvestment of dividends and other earnings, if any. The fees of the Other Accounts (including the Partnership) were lower than the fees of the Fund. Accordingly, the net returns shown below, which have been adjusted to reflect the Fund's fees and expenses, are lower than the actual performance obtained by an investor in the Other Accounts (including the Partnership). However, the actual performance obtained by an investor in the Other Accounts have been decreased because, in addition to the Partnership's management fee, the general partner of the Partnership is eligible to receive an incentive allocation from each investor's capital account, equal to 20% of any profits achieved for that investor in a fiscal year after recoupment of prior losses. The returns of the MSCI Emerging Markets Index assume all dividends and distributions have been reinvested.

	Total Return
Period	Other Accounts (deducting incentive allocation)	Other Accounts Net of Fund fees and expenses (deducting incentive allocation)	MSCI Emerging Markets Index
2010*	22.59%	22.08%	17.03%
2011	(19.99)%	(20.68)%	(18.17)%
2012	23.42%	22.88%	18.69%
Since Inception (8/1/2010)	8.23%	7.46%	5.44%

*  Partial year return (August 1, 2010 through December 31, 2010)

Administrator

Turner Investments, L.P. also serves as Administrator to the Fund, for which it receives an annual administration fee of 0.15% of Turner Funds' aggregate average daily net assets up to $2 billion and 0.12% of such assets in excess of $2 billion. Under a separate sub-administration agreement between Turner and Citi Fund Services Ohio, Inc. ("Citi"), Citi provides sub-administrative services to the Fund.

More Information about Fund Management

On March 22, 2002, the Securities and Exchange Commission granted an exemptive order to the Turner Funds and Turner that permits Turner to use a "manager of managers" approach in providing investment advisory services to the Turner Funds. Pursuant to the terms of the order, Turner, subject to the supervision and approval of the Board, is permitted to hire, terminate and replace investment sub-advisers or make material changes to investment sub-advisory agreements without shareholder approval. When hiring a new sub-adviser, Turner would, however, furnish shareholders with information that is equivalent to what would be provided

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INVESTMENTS AND PORTFOLIO MANAGEMENT

in a proxy statement requesting approval of a new sub-adviser. The order also permits Turner and the Turner Funds to disclose to shareholders the aggregate sub-advisory fees paid to sub-advisers, without disclosing the precise amount paid to each sub-adviser.

Turner is not currently using a multi-manager approach to manage the Turner Funds. It may employ such an approach when one of several situations arises. For example, if Turner determines that it does not have the expertise in an investment style or sector that it thinks a Turner Fund should track, it may select a sub-adviser that can fulfill this task. Also, if Turner or one of the Turner Funds' sub-advisers reaches "capacity" on assets managed within a Turner Fund, Turner may select another sub-adviser if the Turner Fund needs to add capacity. Therefore, even where Turner does implement the "manager of managers" approach, all of the Turner Funds might not rely on the approach at any given time.

When and if Turner determines to use the multi-manager approach, it will provide detailed information about the sub-adviser to the Board and make recommendations regarding the appropriate allocation of assets to each sub-adviser. The sub-adviser, in turn, will make investment decisions for the assets allocated to it and continuously review, supervise and administer the applicable Turner Fund's investment programs. It is expected that the "manager of managers" approach, when used from time to time by Turner and the Turner Funds, will (i) reduce fund expenses to the extent that a manager of managers Turner Fund will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or modified; (ii) promote efficient hiring and termination according to the judgment of the Board and Turner; and (iii) relieve shareholders of the very responsibility that they are paying Turner to assume, that is, the selection, termination and replacement of sub-advisers. Shareholder approval will be obtained before the "manager of managers" structure is used for any particular Turner Fund.

As investment adviser to the Turner Funds, Turner has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of the Turner Funds.

Portfolio Managers

Each lead co-lead portfolio manager is supported by a team of investment professionals.

Donald W. Smith, CFA, Portfolio Manager/Global Equity Analyst joined Turner in 2003. He is co-lead portfolio manager of the Emerging Markets Fund. He has 16 years of investment experience.

Rick Wetmore, CFA, Portfolio Manager/Global Equity Analyst joined Turner in 2002. He is co-lead portfolio manager of the Emerging Markets Fund. He has 11 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

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PURCHASING, SELLING AND EXCHANGING SHARES OF THE FUND

■  No Sales Charges

There are no sales charges when you purchase Institutional Class or Investor Class Shares of the Fund.

■  How To Buy Shares (See chart on page 10 for details)

•  By phone, mail, wire or online at www.turnerinvestments.com;

•  Through the Systematic Investment Plan; and

•  Through exchanges from another Turner Fund.

■  Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $250,000 for Institutional Class Shares and $2,500 for Investor Class Shares;

•  The minimum initial investment for the Systematic Investment Plan is $100,000 for Institutional Class Shares and $1,000 for Investor Class Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $100,000 for Institutional Class Shares and $2,000 for Investor Class Shares.

We reserve the right to waive the minimum initial investment requirement.

■  Minimum Subsequent Investments

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares by phone, mail, wire or online; and

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares through the Systematic Investment Plan.

We reserve the right to waive the minimum subsequent investment requirement. We may waive this minimum for persons investing in the Fund through a "wrap" or managed account program, or through an employer-sponsored retirement plan. Investors purchasing shares of the Fund through a wrap or managed account program may incur expenses in addition to those charged by the Fund. Investors should consult their program sponsor concerning such additional expenses.

■  Systematic Investing

•  Our Systematic Investment Plan allows you to purchase shares automatically through regular deductions from your bank checking or savings account in order to reach the applicable minimum investment. Please contact us for information regarding participating banks.

•  You will need a minimum investment of $100,000 for Institutional Class Shares and a minimum of $1,000 for Investor Class Shares to open your account.

•  If you stop your scheduled investments before reaching the applicable minimum investment, we reserve the right to close your account. We will provide 60 days' written notice to give you time to add to your account, and avoid the sale of your shares.

■  Systematic Withdrawal Plan

If you have at least $250,000 for Institutional Class Shares and $10,000 for Investor Class Shares in your account, you may use the Systematic Withdrawal Plan. Under the plan, you may arrange for monthly, quarterly, semiannual or annual automatic withdrawals of at least $25,000 for Institutional Class Shares and $50 for Investor Class Shares

from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, through electronic transfer to your account.

■  Minimum Account Size

•  In general, you must maintain a minimum account balance of $250,000 for Institutional Class Shares and $1,000 for Investor Class Shares. If your account drops below $250,000 for Institutional Class Shares and $1,000 for Investor Class Shares due to redemptions, you may be required to sell your shares.

•  You will receive at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Please note that you may incur a tax liability as a result of a redemption.

■  Choosing Institutional Class and Investor Class Shares

•  Institutional Class and Investor Class Shares have different expenses and other characteristics. Institutional Class Shares have lower annual expenses while Investor Class Shares have higher annual expenses than Institutional Class Shares. The performance of each of these share classes will differ due to differences in expenses.

•  Investor Class Shares are for investments made through certain financial institutions or intermediaries.

•  Institutional Class shares are for individual investors and for certain institutional investors investing for their own or their customers' accounts.

■  When Can You Purchase, Sell or Exchange Shares?

•  You may purchase, sell or exchange shares on any day that the New York Stock Exchange ("NYSE") is open for business. We define this as a "Business Day."

•  You may purchase, sell or exchange shares by phone on any Business Day between 9:00 A.M. and 4:00 P.M.

•  In order to receive the current Business Day's net asset value (NAV) all trades (including trades requested over the phone) must be received by DST Systems, Inc., the Fund's transfer agent (the "Transfer Agent"), or a designated financial intermediary by 4:00 P.M. (Eastern time). Trades received after that time will be executed at the following Business Day's closing price.

■  How Fund Prices Are Calculated

•  The price per share (also referred to as the offering price) will be the NAV determined after the Fund's Transfer Agent or a designated financial intermediary receives your purchase order in Good Order (as defined below).

•  The Fund's NAV is calculated once each Business Day at the regularly scheduled close of normal trading on the NYSE (usually 4:00 P.M. Eastern time). Shares are not priced on days on which the NYSE is closed for trading.

•  In calculating the NAV, the Fund generally values its investment portfolio at market price. If market prices for a security are unavailable or the Fund believes that they are unreliable, the Fund's Fair Value Pricing Committee may determine, in good faith using methods approved by, and under the ultimate supervision of, the

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PURCHASING, SELLING AND EXCHANGING SHARES OF THE FUND

Board, the fair value of such security. A significant event may cause the market price for a security held by the Fund to become unavailable or unreliable. Such events include, but are not limited to: market disruptions or closings; governmental actions; corporate actions, such as reorganizations, mergers or buy-outs; corporate announcements on earnings; significant litigation; and regulatory developments. While the use of fair valuations may reduce stale pricing arbitrage opportunities, it involves the risk that the values used by the Fund to price its investments may be different from those used by other mutual funds to price the same investments.

■  Exchanging Shares

•  Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another Turner Fund and Investor Class Shares of the Fund may be exchanged for Investor Class Shares of another Turner Fund, subject to any applicable limitations resulting from the closing of Turner Funds to new investors.

•  Existing shareholders of Investor Class Shares of the Fund that are eligible to hold Institutional Class Shares may exchange their Investor Class Shares for Institutional Class Shares.

•  When you exchange shares, you are selling your shares and buying other fund shares, which is a taxable event. Your sale price and purchase price will be based on the NAV next calculated after the Fund's Transfer Agent or a designated financial intermediary receives your exchange request in Good Order (as defined below).

■  Purchases, Sales and Exchanges through Financial Institutions

You may also purchase, sell or exchange shares through accounts with brokers and other financial institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may differ from the procedures for investing directly with us. For example, in order for your transaction to be processed on the day that the order is placed, your financial institution may require you to place your order at an earlier time in the day than would be required if you were placing the order directly with the Fund. This allows the financial institution time to process your order and transmit it to the Fund's Transfer Agent.

Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

■  Limitations on Purchases, Sales and Exchanges

•  The Fund's Transfer Agent will only accept purchase requests that are in good order ("Good Order"). Good Order requires that the purchaser provide a completed and signed account application, including the purchaser's social security number, tax identification number, and other identification required by law or regulation. We may require that you provide photo identification such as a driver's license or passport, and may telephone you to verify information you have provided. If you do not provide the required information, or if we are unable to verify your identity, the Fund and its Transfer Agent reserve the right to not open or to close your account or to take such other steps as we deem reasonable, including initiating further identity verification procedures. Purchases may be made only in U.S. dollars drawn on U.S. banks. Cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks, or third-party checks (except for properly endorsed IRA rollover checks) will not be accepted. The Fund may reject or cancel any purchase orders, including the purchase component of an exchange, for any reason. The Fund will inform shareholders of a rejected purchase order generally within three business days of the Fund's receipt of the order. Generally, cancellation notices will be sent via U.S. mail on the business day after a purchase order is received.

•  The Fund will normally send your sale proceeds to you within three Business Days after the Transfer Agent receives your redemption request, but it may take up to seven days. If you recently purchased your shares by check or through Automated Clearing House (ACH), redemption proceeds may not be available, or exchange requests may not be permitted, until your investment has cleared (which for checks may take up to 15 days from the date of purchase).

•  As described more fully in the SAI, the Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by the SEC.

•  Excessive, short-term trading in Fund shares and other abusive trading practices ("abusive trading") may disrupt portfolio management strategies, harm Fund performance, dilute the value of Fund shares and increase brokerage and administrative costs. The Board has adopted policies in order to discourage abusive trading in the Fund. The policies, which apply to all accounts investing in the Fund, prohibit the Fund's service providers from knowingly: (i) opening accounts for the purpose of market timing the Fund; (ii) entering client trades for the purpose of market timing; (iii) processing exchanges or switches for the purpose of market timing; and (iv) assisting a shareholder in commingling multiple clients' funds in an omnibus account for the purpose of market timing. The policies also require the Fund's Adviser to maintain policies and procedures designed to detect and deter abusive trading. While these policies and procedures seek to discourage abusive trading in the Fund, neither the Fund nor the Adviser can guarantee that such policies and procedures will be successful in doing so, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan sponsors and other financial intermediaries. The Fund and its service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements. However, the Fund cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares) or otherwise, and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

•  The Fund reserves the right to reject any purchase order (including an exchange order) from any shareholder that the Fund, in its sole discretion, believe has a history of engaging in abusive trading or

PROSPECTUS

PURCHASING, SELLING AND EXCHANGING SHARES OF THE FUND

whose trading activity, in the Fund's judgment, has been or may be disruptive to the Fund. In making this determination, the Fund may consider trading done in multiple accounts under common ownership or control.

•  Shareholders are currently permitted to make up to 4 "roundtrip" transactions between Turner Funds in any calendar year. A roundtrip transaction is a redemption or exchange of shares of the Fund followed by a purchase back into that same Fund. If a shareholder exceeds 4 roundtrip transactions per calendar year, or if the Fund determines, in its sole discretion, that a shareholder's exchange activity is short-term in nature or otherwise not in the best interest of the Fund, the Fund may bar the shareholder from making further exchanges or purchases. We may change or cancel our exchange policy at any time upon 60 days' notice.

•  The Fund may be unable to compel all financial intermediaries who offer Fund shares to apply the limitations set forth above to curtail frequent trading. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative abusive trading policies and trading restrictions reasonably designed to reduce incentives to engage in abusive trading.

PROSPECTUS

PURCHASING, SELLING AND EXCHANGING SHARES OF THE FUND

	HOW TO OPEN AN ACCOUNT	HOW TO ADD TO AN ACCOUNT
BY TELEPHONE	Call 1-800-224-6312 between 9:00 A.M. and 4:00 P.M. (Eastern Time). You must authorize each type of transaction on your account application that accompanies this Prospectus. If you call, the Fund's representative may request personal identification and record the call.
If you already have an account and you have authorized telephone transactions, you may open an account in another Turner Fund. The registration on the accounts must be identical.

Current shareholders may purchase shares by telephone if they have previously requested this privilege on the account application. Call 1-800-224-6312 and provide your account number to the Turner Funds representative. You must then instruct your bank to wire the money. Please see the wire instructions below.

BY INTERNET	You can open an account online only if you already have an existing Turner Funds account. The registration on the account must be identical.

You can make additional investments by going to our website at www.turnerinvestments.com. Use your existing account number and tax ID number to create a personal identification number (PIN). These investments will be made via ACH and will be deducted from your bank account. Your account will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.

BY MAIL	Send the completed application that accompanies this Prospectus and a check payable to the Turner Funds to:
The Turner Funds
c/o DST Systems Inc.
P.O. Box 219805
Kansas City, MO 64121-9805
By express or overnight mail to:
The Turner Funds
c/o DST Systems Inc.
430 W. 7th Street
Kansas City, MO 64105
Checks must be in U.S. dollars and drawn on U.S. banks. Cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks, or third-party checks (except for properly endorsed IRA rollover checks) will not be accepted.

Please send your check payable to the Turner Funds along with a signed letter stating the name of the Fund and your account number, to the address listed under "By Mail" in the How to Open an Account section above. Do not send requests to buy, sell or exchange shares to the Fund's Adviser or Distributor.

BY WIRE	Please contact a Turner Funds representative at 1-800-224-6312 to let us know that you intend to make your initial investment by wire. You will be given a fax number to which you should send your completed account application. You will receive a telephone call from our representatives with your new account number. Wire funds to:
United Missouri Bank of Kansas NA
ABA #10-10-00695
Account # 98-7060-116-8
Further credit: [include name of Fund, shareholder name and your Turner Funds account number]	Please contact a Turner Funds representative at 1-800-224-6312 to let us know that you intend to send money by wire. Wire funds to:
United Missouri Bank of Kansas NA
ABA #101000695
Account # 9870601168
Further credit: [include name of Fund, shareholder name and your Turner Funds account number]
AUTOMATIC TRANSACTIONS

You can open an account through our Systematic Investment Plan for $100,000 for Institutional Class Shares and $1,000 for Investor Class Shares. You must elect this option on your account application. Please call a Turner Funds representative at 1-800-224-6312 for assistance.

Regularly scheduled investments can be deducted automatically from your bank checking or savings account. You can arrange monthly, quarterly, semiannual or annual automatic investments.

PROSPECTUS

PURCHASING, SELLING AND EXCHANGING SHARES OF THE FUND

	HOW TO SELL SHARES	HOW TO EXCHANGE SHARES
BY TELEPHONE

You may sell shares by calling 1-800-224-6312 provided that you have previously requested this privilege on your account application. The Fund will send money only to the address of record via check, ACH or by wire (your bank may charge you a wire fee). The sale price of each share will be the next NAV determined after the Fund's Transfer Agent or a designated financial intermediary receives your request in Good Order.

You may exchange shares on any Business Day by calling the Fund at 1-800-224-6312, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY INTERNET

Existing shareholders can sell shares via our website at www.turnerinvestments.com. The sale price of each share will be the next NAV determined after the Transfer Agent receives your request in Good Order. Redemptions will be funded via check, ACH or wire to the instructions of record.

Go to www.turnerinvestments.com.
BY MAIL

Please send a letter with your name, Fund name, account number and the amount of your request, to the address listed under "By Mail" in the How to Open an Account section above. Do not send requests to buy, sell or exchange shares to the Fund's Adviser or Distributor. All letters must be signed by the owners of the account. The sale price of each share will be the next NAV determined after the Fund's Transfer Agent receives your request in Good Order. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was opened.

You may exchange shares on any Business Day by writing to the Fund, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY WIRE

Proceeds from the sale of shares from your account may be wired to your bank account. Your bank may charge you a fee for this service. Please follow the instructions for "How to Sell Shares" by telephone above.

Not applicable
AUTOMATIC TRANSACTIONS

If you have at least $250,000 for Institutional Class Shares and $10,000 for Investor Class Shares in your account, you may use the Systematic Withdrawal Plan. Under this Plan, you can arrange monthly, quarterly, semiannual or annual automatic withdrawals of at least $25,000 for Institutional Class Shares and $50 for Investor Class Shares from the Fund. The proceeds will be mailed to you by check or electronically transferred to your bank checking or savings account.

Not applicable

PROSPECTUS

OTHER POLICIES

Additional Information Regarding Fund Fees and Expenses

"Other Expenses" listed in the fee table on page 1 ("Table") include dividends and interest on securities that the Fund sells short ("short sale dividends and interest"). Short sale dividends and interest are treated as an expense, and increase the Fund's total expense ratio. Finally, the "Acquired Fund Fees and Expenses" listed in the Table include the expense of acquired funds (e.g., available cash that is temporarily invested in money market funds) in which the Fund invests.

Foreign Investors

The Fund does not generally accept investments by non-U.S. persons (for these purposes, the United States includes its territories and possessions). Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact Turner Funds' Investor Services Team, at 1-800-224-6312, for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if you do not provide the required identifying information.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and the Fund shall have no obligation with respect to the terms of any such document.

The Fund will attempt to collect any missing information required on the application by contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in its sole discretion (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application by the Fund's Transfer Agent or a designated financial intermediary in Good Order (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in Good Order.

However, the Fund reserves the right to close your account at the then-current day's NAV and remit proceeds to you via check if it is unable to verify your identity. The Fund will attempt to verify your identity within a timeframe established in its sole discretion (e.g., 96 hours), which may change from time to time. The Fund further reserves the right to hold your proceeds until your check for the purchase of Fund shares clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or by applicable law.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, you will be subject to the risk that the value of the securities distributed to you may change until you sell them.

Telephone/Online Transactions

Purchasing, selling and exchanging Fund shares over the telephone or via the website is extremely convenient, but not without risk. Turner Funds has established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. So long as these safeguards and procedures are followed, Turner Funds generally will not be responsible for any losses or costs incurred by following telephone or web instructions we reasonably believe to be genuine. If you or your financial institution transacts business with Turner Funds over the telephone or via our website, you will generally bear the risk of any loss.

Signature Guarantees

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including:

•  Written requests for redemptions in excess of $50,000;

•  All written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and

•  Redemption requests that provide that the proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a credit union, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature from a notary public is not sufficient.

PROSPECTUS

OTHER POLICIES

Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-800-224-6312 for more information. The Fund participates in the Paperless Legal Program.

Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

Householding

To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Fund's financial reports, prospectuses, proxy statements and other similar documents to multiple investors who: share a post office box or residential street address; and either have the same last name or we reasonably believe to be members of the same family, unless we receive contrary instructions from you. If you wish to receive individual delivery of the documents, please contact us at 1-800-224-6312, and individual delivery of the documents will begin within 30 days of your request. Otherwise, delivery of a single copy of the documents to multiple investors will continue indefinitely.

Closing the Fund to New Investors

We believe that there are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more money regardless of their capacity to find attractive investments. Turner and the Fund will not do this. The Fund will be closed to new investors (with the limited exceptions explained elsewhere in this Prospectus) once assets under management reach certain specified levels. Turner and the Fund may reopen investment styles should asset levels fall below capacity limits. Existing shareholders of the Fund will be notified before it is closed to new investors. Existing shareholders of Investor Class Shares of the Fund that are eligible to hold Institutional Class Shares may exchange their Investor Class Shares for Institutional Class Shares.

If the Fund is closed to new investors, existing shareholders of the Fund and, at the discretion of the closed Fund, third party plan administrators that have existing agreements with Turner and/or the Fund, may: (i) make investments in the closed Fund, (ii) reinvest dividends and capital gains distributions in the closed Fund, and (iii) open additional accounts with the Fund, provided the new accounts are registered in the same shareholder name or have the same taxpayer identification or social security number assigned to them.

Shareholder Services

The Fund has adopted a Shareholder Service Plan (the "Service Plan") that allows Investor Class Shares of the Fund to pay service fees to organizations that enter into agreements ("Service Providers") to provide administrative services to the Fund. Under the Service Plan, if a Service Provider provides shareholder services, including responding to shareholder inquires and assisting shareholders with their accounts, the Fund may pay shareholder service fees at a rate not to exceed 0.25% of its Investor Class Shares' average daily net assets. Currently Investor Class Shares of the

Fund pay 0.25% in shareholder servicing fees. Because these fees are paid out of the Fund's net assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

Distribution of Fund Shares

Foreside Fund Services, LLC (the "Distributor"), a registered broker-dealer, serves as Distributor of the Fund. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser, Transfer Agent, Citi, or their affiliates.

Turner and/or its affiliates are permitted to make payments relating to distribution, servicing and sales support activities out of their profits or other sources available to them (and not as an additional charge to the Fund). Turner and/or its affiliates may pay affiliated and unaffiliated service organizations compensation for the sale and distribution of shares of the Fund or for other services to the Fund and shareholders. These payments ("Additional Payments") would be in addition to Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the service organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the service organization. The aggregate amount of Additional Payments may be substantial. The Additional Payments include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a service organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your service organization for details about Additional Payments it may receive. For more information on Additional Payments, see the Statement of Additional Information. Turner does not direct portfolio transactions to broker-dealers in exchange for sales of Fund shares or to receive preferential marketing treatment.

PROSPECTUS

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund distributes its income annually as a dividend to shareholders.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Distributions

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income. Distributions attributable to the net capital gain of the Fund generally are taxable to you as long-term capital gain. This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is generally 23.8% (which includes a 3.8% Medicare tax). Also, Fund distributions to non-corporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of the Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund's securities lending activities, a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, the non-corporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Fund's dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of those foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election, the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales and Exchanges

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange of your shares of the Fund for shares of another Turner Fund, in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares of the Fund, cost basis will generally be reported to you by the Internal Revenue Service. Cost basis will be calculated using the Fund's default method of average cost or, for shares held through a broker, your broker's default method, unless you instruct the Fund or your broker, as the case may be, to use a different calculation method. (To aid in computing your tax basis, you should generally retain your account statements for the periods during which you held shares.)

IRAs and Other Tax-Qualified Plans

The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include reportable interest or dividends on your return, or (c) have failed to certify to Turner Funds, when required to do so, that you are not subject to

PROSPECTUS

DIVIDENDS, DISTRIBUTIONS AND TAXES

backup withholding or are an "exempt recipient," then Turner Funds will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

U.S. Tax Treatment of Foreign Shareholders

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of regulated investment companies such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund's interest income from U.S. obligors and dividends attributable to net short-term gains of the Fund. Generally, to obtain the benefit of any such exemptions, or the benefit of a reduction of withholding taxes as a result of a tax treaty, the shareholder must furnish the Fund with a properly completed Form W-8BEN.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, or a foreign individual investor is a permanent United States resident or meets the "substantial presence" test based on the actual number of days present in the United States, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes

You may also be subject to state and local taxes on income from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. This short summary is not intended as a substitute for careful tax planning.

More information is contained in the SAI.

PROSPECTUS

TURNER FUNDS FINANCIAL HIGHLIGHTS

There are no financial highlights for the Fund because it has not commenced operations as of the date of this Prospectus.

Turner Funds

Investment Adviser

Turner Investments, L.P.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated August 6, 2013 includes information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semiannual Reports

These reports contain information about the Fund's holdings, investment strategies, recent market conditions and trends, and their impact on Fund performance. These reports also contain detailed financial information about the Fund.

To obtain an SAI, Annual or Semiannual Report, without charge, upon request, or to request other information about the Fund or to make shareholder inquiries:

By Telephone: Call 1-800-224-6312

By Mail:  Write to Turner Funds at:
P.O. Box 219805
Kansas City, MO 64121-9805

By Internet: www.turnerinvestments.com

From the SEC: You can also obtain the SAI or the Annual and Semiannual Reports, as well as other information about Turner Funds, from the EDGAR Database on the SEC's website (www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Turner Funds' Investment Company Act registration number is 811-07527.

TUR-F-45-01